UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 236-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 1.01 Entry Into a Material Definitive Agreement.

     On February 18, 2005 the Sybase, Inc. (the “Company”) Board of Directors approved the 2005 compensation of Mr. John S. Chen, the Company’s Chairman, CEO and President. On February 18, 2005 the Compensation Committee of the Board of Directors approved the 2005 compensation of the following Company officers (i) Steve Capelli, SVP, North America Operations, (ii) Mr. Raj Nathan, SVP, Information Technology & Solutions Group, (iii) Pieter Van der Vorst, SVP & Chief Financial Officer, and (iv) Thomas Volk, EVP, International Field Operations. Letters detailing 2005 cash compensation (including base salary, targeted bonus and total targeted earnings), bonus targets and criteria, and long-term inventive awards for Mr. Chen and the officers named above are filed as Exhibits 99.1 to 99.5 to this report.

Item 8.01 Other Events.

     On February 22, 2005 and the Company issued a press release with respect to the closing of its sale of $460 million aggregate principal amount of 1.75% Convertible Subordinated Notes due 2025 and related share repurchase. The anticipated impact of the offering on 2005 financial results was also disclosed. A copy of the press release is furnished as Exhibit 99.6 to this report.

     In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.6, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Letter, dated February 21, 2005 to John S. Chen regarding 2005 compensation.

99.2	Letter, dated February 18, 2005 to Steve Capelli regarding 2005 compensation.

99.3	Letter, dated February 18, 2005 to Raj Nathan regarding 2005 compensation.

99.4	Letter, dated February 18, 2005 to Pieter Van der Vorst regarding 2005 compensation.

99.5	Letter, dated February 18, 2005 to Thomas Volk regarding 2005 compensation.

99.6	Press Release issued by the Company on February 22, 2005 announcing the closing of the 1.75% Convertible Subordinated Note offering.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: February 24, 2005	By:	/s/ Daniel R. Carl

Name: Daniel R. Carl
		Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter, dated February 21, 2005 to John S. Chen regarding 2005 compensation.

99.2	Letter, dated February 18, 2005 to Steve Capelli regarding 2005 compensation.

99.3	Letter, dated February 18, 2005 to Raj Nathan regarding 2005 compensation.

99.4	Letter, dated February 18, 2005 to Pieter Van der Vorst regarding 2005 compensation.

99.5	Letter, dated February 18, 2005 to Thomas Volk regarding 2005 compensation.

99.6	Press Release issued by the Company on February 22, 2005 announcing the closing of the 1.75% Convertible Subordinated Note offering.